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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 14, 2005


                             SENTIGEN HOLDING CORP.
             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                             0-18700                            13-3570672
  -------------------------------          ------------------------        -------------------------------
  (State or Other Jurisdiction of          (Commission File Number)        (I.R.S. Employer Identification
   Incorporation or Organization)                                                      Number)


                               445 Marshall Street
                         Phillipsburg, New Jersey 08865
                                 (908) 387-1673
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  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)


                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications  pursuant to Rule 425 under the Securities Act

|_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
           RELATED AUDIT REPORT OR COMPLETED INTERIM REPORTS.

     In connection with its preparation of the report on Form 10-Q for the quarter ended September 30, 2005, Sentigen Holding Corp. (the "Company") reviewed its method of presenting discontinued operations from the sale of its Specialty Media Division in its Consolidated Statements of Cash Flows. Following discussions held among the Audit Committee of the Company's Board of Directors (the "Audit Committee"), the Company's management and Deloitte & Touche, LLP, the Company's independent registered public accounting firm, the Audit Committee and the Company's management concluded on November 14, 2005 that the Company should restate its prior presentation to provide more information in accordance with the provisions of Statement of Financial Accounting Standards No. 95 "Statement of Cash Flows." Accordingly, the Company's management and Audit Committee determined that the Company would restate the Company's prior period financial statements as contained in the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005. These restatements will restate the presentation of cash flows from discontinued operations in the Consolidated Statements of Cash Flows for the quarters ended March 31, 2005 and 2004 and the six months ended June 30, 2005 and 2004. These restatements will not impact the net change in cash and cash equivalents as originally presented in the Consolidated Statements of Cash Flows, but provides additional details of cash flows from discontinued operations. The restatements will be filed as soon as practicable.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SENTIGEN HOLDING CORP.

                                    /s/ Fredrick B. Rolff
                                    ------------------------------
                                    Chief Financial Officer
                                    (Principal Accounting and Financial Officer)

Date: November 18, 2005